Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of April 11, 2013 by and among Alliqua, Inc., a Florida corporation (the “Company”), and each of the purchasers identified on the signature pages hereto and such purchasers’ respective successors and assigns (individually, a “Purchaser” and collectively, the “Purchasers”).

The parties hereto agree as follows:

ARTICLE I.

PURCHASE AND SALE OF COMMON STOCK

Section 1.01 Purchase and Sale of Stock. Upon the following terms and conditions, the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company, that number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), as is set forth on each such Purchaser’s signature page hereto (collectively, the “Shares”), at a price per share equal to $0.081 (the “Per Share Purchase Price,” and such amounts in the aggregate, the “Purchase Price”). The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”).

Section 1.02 Warrants. The Company agrees to issue to each Purchaser a Warrant in substantially the form attached hereto as Exhibit A (each a “Warrant” and collectively, the “Warrants”), to purchase that number of shares of Common Stock as is equal to one hundred percent (100%) of the number of Shares purchased by each such Purchaser hereunder. The Warrants shall have an initial term of five (5) years from their issuance date and shall have an initial exercise price per share equal to $0.097.

Section 1.03 Warrant Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, that number of shares of Common Stock equal to one hundred percent (100%) of the number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of all of the Warrants then outstanding. Any shares of Common Stock issuable upon exercise of the Warrants (and such shares when issued) are herein referred to as the “Warrant Shares”. The Shares, the Warrants and the Warrant Shares are sometimes collectively referred to as the “Securities.”

Section 1.04 Closing.

(a) Subject to the terms and conditions hereinafter set forth, each Purchaser hereby subscribes for and agrees to purchase from the Company, and the Company subject to its rights to accept or reject this subscription, agrees to sell to such Purchaser, such number of Shares and Warrants for the Purchase Price as is set forth on such Purchaser’s signature page hereto.  The Purchase Price is payable by wire transfer to Signature Bank, as escrow agent (the “Escrow Agent”), to the following wire instructions:

Bank: Signature Bank
261 Madison Ave.
New York, NY 10016
ABA #:026013576
Acct #: 1502009253
Acct Name: Signature Bank, as Escrow Agent for Alliqua, Inc.
Swift Code: SIGNUS33

(b) The Shares and Warrants will be offered for sale through Laidlaw & Co. (UK) Ltd. and Palladium Capital Advisors, LLC (collectively, the “Placement Agents”) on a “reasonable efforts” basis until the earlier of (i) the date upon which subscriptions for up to a maximum of $3,000,000 of Shares and Warrants have been accepted by the Company, (ii) April 30, 2013 (subject to the right of the Company and the Placement Agents to mutually extend the Termination Date until May 31, 2013 without notice to prospective investors) or (iii) the date upon which the Company and the Placement Agents elect to terminate this offering (“Termination Date”).

(c) The Company may hold an initial closing (“Initial Closing”) at any time prior to the Termination Date as determined by the Company and the Placement Agents. After the Initial Closing, subsequent closings with respect to additional Securities may take place at any time prior to the Termination Date as determined by the Company and the Placement Agents, with respect to subscriptions accepted prior to the Termination Date (each such closing, together with the Initial Closing, being referred to as a “Closing”).  The last Closing of the Offering, occurring on or prior to the Termination Date, shall be referred to as the “Final Closing”.  Any subscription documents or funds received after the Final Closing will be returned, without interest or deduction.  In the event that a Closing does not occur prior to the Termination Date with respect to funds delivered to the Escrow Agent prior to the Termination Date, such funds shall be returned, without interest or deduction.  A Purchaser may revoke its subscription and obtain the return of its Purchase Price delivered to the Escrow Agent at any time prior to the Initial Closing by providing written notice to the Placement Agents, the Company and the Escrow Agent as provided in Section 4.04 below.  Upon receipt of a revocation notice from such Purchaser prior to the date of the Initial Closing, all amounts paid by such Purchaser shall be returned to such Purchaser, without interest or deduction.  No Purchaser may revoke its subscription or obtain a return of the Purchase Price delivered to the Escrow Agent on or after the Initial Closing. Any subscription received after the Initial Closing but prior to the Termination Date shall be irrevocable. Each Purchaser understands, that once irrevocable, such Purchaser is not entitled to cancel, terminate or revoke this Agreement or any agreements of such Purchaser hereunder and that this Agreement and such other agreements shall survive the death or disability of such Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If a Purchaser is more than one person, the obligations of such Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.  The Company’s agreement with each Purchaser is a separate agreement and the sale of the Shares and Warrants to each Purchaser is a separate sale.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

Section 2.01 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers, as of the date hereof, as follows:

(a) Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. Each of the Company’s subsidiaries identified on Schedule 2.01(a) hereto (the “Subsidiaries”) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority to own and use its properties and assets and to conduct its business as currently conducted. Neither the Company, nor any of its Subsidiaries is in violation of any of the provisions of their respective articles of incorporation, by-laws or other organizational or charter documents, including, but not limited to the Charter Documents (as defined below). Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of any of the Securities and/or this Agreement, (ii) material adverse effect on the results of operations, assets, business, condition (financial and other) or prospects of the Company and its Subsidiaries, taken as a whole, or (iii) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under the Transaction Documents (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(b) Capitalization and Voting Rights.  The authorized, issued and outstanding capital stock of the Company is as set forth in Schedule 2.01(b) hereto and all issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable.  Except as set forth in Schedule 2.01(b) hereto, (i) there are no outstanding securities of the Company or any of its Subsidiaries which contain any preemptive, redemption or similar provisions, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (ii) neither the Company nor any Subsidiary has any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (iii) except as set forth in Schedule 2.01(b) there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase or acquire, any shares of capital stock of the Company or any Subsidiary or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue any shares of capital stock of the Company or any Subsidiary, or securities or rights convertible or exchangeable into shares of capital stock of the Company or any Subsidiary.  Except as set forth in Schedule 2.01(b) and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s Charter Documents or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.  All of the issued and outstanding shares of capital stock of the Subsidiaries are validly issued, fully paid and nonassessable and are owned by the Company, free and clear of any mortgages, pledges, liens, claims, charges, encumbrances or other restrictions (collectively, “Encumbrances”). All of such outstanding capital stock has been issued in compliance in all material respects with applicable federal and state securities laws.  The issuance and sale of the Securities and, upon issuance, the Shares, as contemplated hereby will not obligate the Company to issue shares of Common Stock or other securities to any other person (other than the Purchasers) and except as set forth in Schedule 2.01(b) will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.  The Company does not have outstanding shareholder purchase rights or “poison pill” or any similar arrangement in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of certain events.

(c) Authorization; Enforceability.  The Company has the requisite corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby (collectively referred to as the “Transaction Documents”), and to perform fully its obligations hereunder and thereunder. All necessary corporate action on the part of the Company, its directors and shareholders necessary for the (a) authorization execution, delivery and performance of this Agreement and the other Transaction Documents by the Company; and (b) authorization, sale, issuance and delivery of the Securities and upon issuance, the Shares contemplated hereby and the performance of the Company’s obligations under this Agreement and the other Transaction Documents has been taken. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company and each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Encumbrances imposed by the Company other than restrictions on transfer pursuant to applicable law or otherwise provided for in the Transaction Documents.  The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Encumbrances imposed by the Company other than restrictions on transfer pursuant to applicable law or otherwise provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Warrant Shares.

(d) No Conflict; Governmental Consents.

(i) The execution and delivery by the Company of this Agreement and the other Transaction Documents, the issuance and sale of the Securities (including, when issued, the Warrant Shares) and the consummation of the other transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect, (ii) conflict with or violate any provision of the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles”) or the Amended and Revised Bylaws, (and collectively with the Articles, the “Charter Documents”) of the Company, or (iii) conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with  or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of their respective properties or assets is subject, nor result in the creation or imposition of any Encumbrances upon any of the properties or assets of the Company or any Subsidiary, except in the case of each of clauses (i) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(ii) No vote, approval or consent of any holder of capital stock of the Company or any other third parties is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Warrant Shares, except as has been previously obtained.

(iii) No consent, approval, authorization or other order of any governmental authority or any other person is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Warrant Shares, except such post-sale filings as may be required to be made with the SEC, FINRA and with any state or foreign blue sky or securities regulatory authority, all of which shall be made when required.

(e) Shell Company Status; SEC Reports; Financial Statements.  The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The Company has filed all reports required to be filed by it under the Securities Act and Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the twenty-four (24) months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement (if any), the "Disclosure Materials") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the footnotes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(f) Reserved.

(g) Litigation.  Except as set forth in the SEC Reports, the Company knows of no pending or threatened legal or governmental proceedings against the Company or any Subsidiary which could reasonably be expected to have a Material Adverse Effect and thereunder. Neither the Company nor any Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could reasonably be expected to have a Material Adverse Effect. There is no action, suit, proceeding or investigation by the Company or any Subsidiary currently pending in any court or before any arbitrator or that the Company or any Subsidiary intends to initiate.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or since the Company’s most recently filed Annual Report on Form 10-K has been the subject of any action involving (i) a claim of violation of or liability under federal or state securities laws or (ii) a claim of breach of fiduciary duty. During the past ten years there has not been, and to the Company’s knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.  For purposes of this Agreement, the term “knowledge” when used with respect to the Company will mean the present, conscious awareness of a particular fact or matter by the Company’s chief executive officer or chief financial officer.

(h) Compliance.  Except as set forth in the SEC Reports or on Schedule 2.01(h), neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(i) Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(j) Investment Company.  The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(k) Brokers.  Except for the fees payable to the Placement Agents and as set forth on Schedule 2.01(k), neither the Company nor any of the Company's officers, directors, employees or shareholders has employed or engaged any broker or finder in connection with the transactions contemplated by this Agreement and no fee or other compensation is or will be due and owing to any broker, finder, underwriter, placement agent or similar person other than the Placement Agents in connection with the transactions contemplated by this Agreement.  The Company is not party to any agreement, arrangement or understanding whereby any person other than the Placement Agents has any right to raise funds and/or place or purchase any debt or equity securities for or on behalf of the Company.

(l) Intellectual Property; Employees.

(i) The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others as described in the SEC Reports  and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Except as disclosed on Schedule 2.01(l) or the SEC Reports, there are no material outstanding options, licenses or agreements of any kind relating to the Intellectual Property Rights, nor is the Company bound by or a party to any material options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products.  The Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate any Intellectual Property Rights of any other person or entity.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect

(ii) Except as disclosed in the SEC Reports, the Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company’s business as presently conducted.

(iii) Reserved.

(iv) To the Company’s knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business conducted by the Company, which violation would reasonably be expected to result in a Material Adverse Effect; and to the Company’s knowledge the continued employment by the Company of its present employees, and the performance of the Company’s contracts with its independent contractors, will not result in any such violation.  The Company has not received any written notice alleging that any such violation has occurred.  Except as described in SEC Reports, no employee of the Company has been granted the right to continued employment by the Company or to any compensation following termination of employment with the Company except for any of the same which would not have a Material Adverse Effect.  The Company is not aware that any officer or key employee intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer or key employee.

(m) Title to Properties and Assets; Liens, Etc.  Except as described in the SEC Reports, the Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Company’s financial statements, and good title to its leasehold estates, in each case subject to no Encumbrances, other than (a) those resulting from taxes which have not yet become delinquent; and (b) Encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and (c) those that have otherwise arisen in the ordinary course of business, none of which are material.  Except as set forth in Schedule 2.01(m), the Company is in compliance with all terms of each lease to which it is a party or is otherwise bound, except to the extent such non-compliance would not reasonably be expected to result in a Material Adverse Effect.

(n) Obligations to Related Parties.  Except as described in the SEC Reports, there are no obligations of the Company to officers, directors, shareholders who are known to the Company to beneficially own more than 5% of the Company’s Common Stock, or employees of the Company other than (a) for payment of salary or other compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company).  Except as disclosed in the SEC Reports, none of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(o) Material Changes.  Except as set forth in Schedule 2.01(o) or in the SEC Reports, since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the subsequent SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the SEC any request for confidential treatment of information.

(p) Sarbanes-Oxley.  The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not reasonably be expected to result in a Material Adverse Effect.

(q) No General Solicitation. None of the Company, its Subsidiaries, any of their affiliates, and any person acting on the Company’s behalf and its direction, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(r) No Integrated Offering.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 2.02, none of the Company, its Subsidiaries, any of their affiliates, and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(s) Application of Takeover Protections.  The Company execution and delivery of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not impose any restriction on any Purchaser, or create in any party (including any current shareholder of the Company) any rights, under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement), or other similar anti--takeover provisions under the Company’s Charter Documents or the laws of its state of incorporation.

(t) Taxes. Each of the Company and its Subsidiaries has filed all U.S. federal, state, local and foreign tax returns which are required to be filed by each of them and all such returns are true and correct in all material respects, except for such failures to file which could not reasonably be expected to have a Material Adverse Effect.  The Company and each Subsidiary has paid all taxes pursuant to such returns or pursuant to any assessments received by any of them or by which any of them are obligated to withhold from amounts owing to any employee, creditor or third party. The Company and each Subsidiary has properly accrued all taxes required to be accrued and/or paid, except where the failure to accrue would not have a Material Adverse Effect.  To the knowledge of the Company, the tax returns of the Company and its Subsidiaries are not currently being audited by any state, local or federal authorities. Neither the Company nor any Subsidiary has waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.  The Company has set aside on its books adequate provision for the payment of any unpaid taxes.

(u) Registration Rights.  Except as set forth on Schedule 2.01(u), no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(v) Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received notice from any trading market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with all such listing and maintenance requirements

(w) Disclosure.  All disclosure furnished by or on behalf of the Company to the Purchaser in the Transaction Documents regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(x) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 2.02, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby.

Section 2.02 Representations and Warranties of the Purchasers. Each of the Purchasers hereby makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other Purchaser:

(a) Organization and Standing of the Purchasers. If the Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b) Authorization and Power. Each Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Securities being sold to such Purchaser hereunder. This Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c) Purchase For Own Account. Each Purchaser is acquiring the Securities solely for its own account and not with a view to or for sale in connection with distribution. Each Purchaser does not have a present intention to sell the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein and subject to Section 2.02(g) below, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. Each Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Securities and that it has been given full access to such records of the Company and its subsidiaries and to the officers of the Company and its subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

(d) Status of Purchasers. Such Purchaser is an “accredited investor” as defined in Regulation D promulgated under the Securities Act as indicated by the Purchaser’s response to the investor questionnaire attached hereto as Schedule A and that the Purchaser is able to bear the economic risk of an investment in the Company’s Securities. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer.

(e) Opportunities for Additional Information. Each Purchaser hereby acknowledges receipt and careful review of this Agreement, the other Transaction Documents, has had access to the Company’s Annual Report on Form 10-K and the exhibits thereto for the fiscal year ended December 31, 2011, the Company’s Quarterly Report on Form 10-Q and the exhibits thereto for the quarterly periods ended March 31, 2012, June 30, 2012 and September 30, 2012, respectively, and all subsequent periodic and current reports filed with the United States Securities and Exchange Commission (the “SEC”) as publicly filed with and available at the website of the SEC which can be accessed at www.sec.gov.  In addition, each Purchaser acknowledges that such Purchaser has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Purchaser’s personal knowledge of the Company’s affairs, such Purchaser has asked such questions and received answers to the full satisfaction of such Purchaser, and such Purchaser desires to invest in the Company. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained in the Transaction Documents.

(f) No General Solicitation. Each Purchaser acknowledges that the Securities were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

(g) Rule 144. Such Purchaser understands that the Securities must be held indefinitely unless they are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(h) General. Such Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirement of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities.

(i) Independent Investment. Except as may be disclosed in any filings with the Commission by the Purchasers under Section 13 and/or Section 16 of the Exchange Act, no Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment in the Securities.

(j) Attorney-in-Fact for Escrow Agreement.  To effectuate the terms and provisions hereof, each Purchaser hereby appoints the Laidlaw & Co. (UK) Ltd. (“Laidlaw”) as its attorney-in-fact (and Laidlaw hereby accepts such appointment) for the purpose of carrying out the provisions of the Escrow Agreement by and between the Company, Laidlaw and Escrow Agent (the “Escrow Agreement”) including, without limitation, taking any action on behalf of, or at the instruction of, such Purchaser and executing any release notices required under the Escrow Agreement and taking any action and executing any instrument that Laidlaw may deem necessary or advisable (and lawful) to accomplish the purposes hereof.  All acts done under the foregoing authorization are hereby ratified and approved and neither Laidlaw nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct.  This power of attorney, being coupled with an interest, is irrevocable while the Escrow Agreement remains in effect.

ARTICLE III.

OTHER AGREEMENTS OF THE PARTIES

Section 3.01 Transfer Restrictions.

(a) The Purchasers covenant that the Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, or pursuant to Rule 144 at such time that the Company is not required to be in compliance with Rule 144(c) and any other limitations or requirements set forth in Rule 144, the Company may require the transferor to provide the Company with an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

(b) The Purchasers agree to the imprinting of the following legend on any certificate evidencing any of the Securities (in addition to any legend required by applicable state securities or “blue sky” laws):

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

Section 3.02 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares and Warrants in a manner that would require the registration under the Securities Act of the sale of the Shares and Warrants to the Purchasers.

Section 3.03 Securities Laws Disclosure; Publicity. The Company shall, at or before 5:30 p.m., New York time, on the fourth business day following execution of this Agreement, file a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K the Transaction Documents, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable state law with respect to the transactions contemplated hereby and provide copies thereof to the Purchasers upon request.

Section 3.04 Purchase Price Reset.

(a) For so long as Shares are held by a Purchaser, in the event that the Company issues or sells any shares of Common Stock or any Common Stock Equivalent (as defined below) pursuant to which shares of Common Stock may be acquired at a price less than the Per Share Purchase Price (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction after the date hereof) (such lower price, the “Base Price” and such issuances, collectively, a “Dilutive Issuance”), then the Company shall promptly issue additional shares of Common Stock to each Purchaser, for no additional consideration, in an amount sufficient that the pro rata portion of the Purchase Price paid by such Purchaser hereunder for the Shares then held, when divided by the total number of Shares then held by such Purchaser plus those shares of Common Stock issued as a result of the Dilutive Issuance will equal the Base Price (such adjustment, a “Dilution Adjustment”). Such Dilution Adjustment shall be made successively whenever such an issuance is made. Notwithstanding the foregoing, this Section 3.04(a) shall not apply in respect of an Exempt Issuance (as defined below). Moreover, if at any time following the nine month anniversary of the Final Closing, (i) the closing sales price of the Common Stock for thirty (30) consecutive trading days is at least 200% of the Per Share Purchase Price, (ii) the product of (A) the volume weighted average price of the Common Stock on the Principal Market (as defined below) and (B) its corresponding daily trading volume, each as reported by Bloomberg L.P., equals or exceeds $50,000 for such thirty (30) consecutive trading days and (iii) the Shares that were acquired hereunder by Purchasers who are not Affiliates (as defined below) of the Company are eligible for unrestricted sale pursuant to Rule 144(b)(1)(i) on the Principal Market from the six month anniversary of the Final Closing through at least the nine month anniversary of the Final Closing, this Section 3.04(a) shall become void and of no further effect and the Purchasers shall not be entitled to any future Dilution Adjustments hereunder. No adjustment shall be made hereunder which would require any Purchaser to surrender any shares of Common Stock to the Company.

(b)  For the purposes of this Agreement:

(i) “Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person.

(ii) “Common Stock Equivalent” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(iii)  “Exempt Issuance” means the issuance of (A) shares of Common Stock or options to employees, officers, consultants or directors of the Company pursuant to any stock option plan of the Company duly adopted by the Company’s stockholders, (B) securities upon the exercise or exchange of or conversion of any Securities issued hereunder, (C) securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (D) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation of all or substantially all of the assets, securities or business division of another entity so long as such issuances are not for the principal purpose of raising capital, and (E) securities issued in connection with bona fide license agreements or other partnering agreements so long as such issuances are not for the principal purpose of raising capital.

(iv) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(v) “Principal Market” means whichever of the NYSE MKT, Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market, Bulletin Board, New York Stock Exchange or the OTCQB over-the-counter bulletin board service maintained by OTC Markets Group Inc. is at the time the principal trading exchange or market for the Common Stock.

3.05           Acknowledgment of Dilution.  The Company acknowledges that the issuance of the Securities under this Agreement, or the issuance of any additional securities upon an event such as is contemplated by Section 3.04 above, may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Securities, including the Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

3.06           Furnishing of Information.  Until the time that no Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports that are required to be filed by the Company pursuant to Section 15(d) the Exchange Act, even if the Company is not then otherwise subject to the reporting requirements of the Exchange Act.  As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

3.07           Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities to the Purchasers in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

3.08           Exercise Procedures.  The form of Notice of Exercise included in the Warrants sets forth the totality of the procedures required of the Purchasers in order to exercise the Warrants.  No additional legal opinion or other information or instructions shall be required of the Purchasers to exercise their Warrants.  The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

3.09           Securities Laws Disclosure; Publicity.  At any time when in connection with a Closing the Company has received at least $250,000 from any Purchaser, the Company shall, by 8:30 a.m. (New York City time) on the 2nd Trading Day immediately following such Closing, issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby and including the Transaction Documents as exhibits thereto. The Company and each Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (ii).

3.10           Shareholder Rights Plan.  No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents.

3.11           Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

3.12           Use of Proceeds.  The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and the Company shall not use such proceeds for (a) the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business), (b) the redemption of any Common Stock, preferred stock or Common Stock Equivalents, or (c) the settlement of any outstanding litigation.

3.13           Indemnification of Purchasers.   Subject to the provisions of this Section 3.13, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

3.14           Reservation and Listing of Securities.

(a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents (the “Required Minimum”).

(b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 100% of (i) the Required Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 75th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

(c) The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market.

3.15           Equal Treatment of Purchasers.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

3.16           Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at each Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly to the Placement Agents and upon request of any Purchaser.

3.17           DTC Eligible.  The Company through its transfer agent is a participant in the Depository Trust Company Fast Automated Securities Transfer Program or other system which provides for the Company’s Common Stock to be transferred electronically.

ARTICLE IV.

MISCELLANEOUS

Section 4.01 Fees and Expenses. Except as otherwise set forth in this Agreement and the other Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp or other similar taxes and duties levied in connection with issuance of the Shares and the Warrants pursuant hereto.

Section 4.02 Specific Enforcement, Consent to Jurisdiction.

(a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b) Each of the Company and the Purchasers (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York County for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 4.02 shall affect or limit any right to serve process in any other manner permitted by law.

Section 4.03 Entire Agreement; Amendment. This Agreement (including all exhibits and schedules hereto) and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchasers holding a majority of the Shares then outstanding and held by Purchasers; provided, however, that the provisions of Section 3.04 may only be waived or amended by a written agreement signed by the Company and all of the Purchasers holding shares then outstanding and held by Purchasers. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Shares then outstanding.

Section 4.04 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy, e-mail or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

(a) If to the Company:

Alliqua, Inc.
850 Third Avenue, Suite 1801
New York, New York
Attention: David Johnson
Fax No.: (646) 218-1401

with copies to:

Haynes and Boone, LLP
30 Rockefeller Plaza, 26th Floor
New York, New York 10112
Attention: Rick A. Werner, Esq.
Fax No.: (212) 884-8234

(b) If to any Purchaser at the address of such Purchaser set forth on the signature pages hereto.

(c) If to the Escrow Agent, to it at:

Signature Bank
261 Madison Avenue
New York, New York 10016
Attn: Cliff Broder, Group Director and Senior Vice President
Fax No.: (646) 822-1359

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

Section 4.05 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 4.06 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 4.07 Successors and Assigns; Restrictions on Transfer. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers.

Section 4.08 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 4.09 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted. Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all rights to a trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 4.10 Survival. The representations and warranties of the Company and the Purchasers shall survive the execution and delivery hereof and each Closing hereunder for the applicable statute of limitations period.

Section 4.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Section 4.12 Severability. The provisions of this Agreement and the other Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement or the other Transaction Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the other Transaction Documents and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 4.13 Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the other Transaction Documents.

Section 4.14 Like Treatment of Purchasers. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the Purchasers then holding Shares. Further, the Company shall not make any payments or issue any securities to the Purchasers in amounts which are disproportionate to the respective numbers of outstanding Shares held by any Purchasers at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of the Securities or otherwise.

 [SIGNATURE PAGES FOLLOWS]

Company Signature Page

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an authorized signatory as of the date first above written.

ALLIQUA, INC.

By:	/s/ David Johnson
Name: David Johnson
Title: Chief Executive Officer

Purchaser Signature Page

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of __________ __, 2013 (the “Purchase Agreement”) by and among Alliqua, Inc. and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below and as to a Warrant to purchase the number of Warrant Shares (as defined therein) set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Purchaser:

 By:
 Name:
 Title:

Address:

Telephone No.: _________________________

Facsimile No.:

Email Address: __________________________

Number of Shares:

Number of Warrant Shares:

Aggregate Purchase Price: $

Tax ID No.

Delivery Instructions (if different than above):

c/o: ____________________________________________________________

Address: ________________________________________________________

 ______________________________________________________________

Telephone No.: ___________________________________________________

Facsimile No. : ___________________________________________________

Other Special Instructions: ___________________________________________

Schedule A

ACCREDITED INVESTOR QUESTIONNAIRE

For Individual Investors Only
(All individual investors must INITIAL where appropriate.  Where there are joint investors both parties must INITIAL):

Initial _______
I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.  For purposes of calculating net worth under this paragraph, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to investing in this Offering, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial _______
I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors
(all Non-Individual Investors must INITIAL where appropriate):
Initial _______
The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial _______
The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

Initial _______
The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.

Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.

Initial _______	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______
The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial _______
The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______
The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______	The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

EXHIBIT A to the

SECURITIES PURCHASE AGREEMENT FOR

ALLIQUA, INC.

FORM OF WARRANT